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                         VAN KAMPEN SERIES FUND, INC.,
                            ON BEHALF OF ITS SERIES,
                         VAN KAMPEN AMERICAN VALUE FUND

                      SUPPLEMENT DATED MAY 31, 2002 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 26, 2001,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled " INVESTMENT ADVISORY SERVICES -- GENERAL -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

        PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Small/Mid-CapValue team. The team is made up of established investment professionals. Current members of the team include William Gerlach, a Managing Director of the Adviser, Bradley Daniels, an Executive Director of the Adviser, James Jolinger, an Executive Director of the Adviser and Matthew Todorow, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

    (2) The first sentence of the section entitled "PURCHASE OF SHARES-- GENERAL" is hereby deleted and replaced with the following:

    Effective June 10, 2002, Van Kampen American Value Fund will reopen to new investors for a limited time. Such offering of the Fund is limited in amount and may terminate without any prior notice.

    (3) The information on the inside back cover under the heading "BOARD OF DIRECTORS" is hereby amended by deleting Phillip B. Rooney, effective March 27, 2002.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  MMSAV SPT 5/02
                                                                     453 553 653
                                                                        65198SPT